EXHIBIT 99.2

                         PRO FORMA FINANCIAL STATEMENTS

Patch International Inc.
(Unaudited)

                                                                           Index

Pro Forma Consolidated Balance Sheet.........................................F-1

Pro Forma Consolidated Statements of Operations..............................F-2

Notes to the Pro Forma Consolidated Financial Statements.....................F-4

Patch International Inc.
Pro Forma Consolidated Balance Sheet
(expressed in U.S. dollars)
(Unaudited)

                                                                    Patch         Great
                                                                International    Northern
                                                                     Inc.       Disposition                              Pro Forma
                                                                 February 28,   February 28,         Pro Forma         Consolidated
                                                                    2007            2007            Adjustments        Balance Sheet
                                                                      $               $                  $                   $
                                                                                    Note 3             Note 4
Assets
Current Assets
   Cash                                                           14,369,791         689,120                             15,058,911
   Other current assets                                            1,527,610               -                              1,527,610
------------------------------------------------------------------------------------------------------------------------------------
Total Current Assets                                              15,897,401         689,120                             16,586,521
Investment in Great Northern                                               -       1,809,940                              1,809,940
Property and equipment                                                67,241         (10,096)                                57,145
Oil and gas properties                                            42,604,389      (5,963,285)                            36,641,104
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                      58,569,031      (3,474,321)                            55,094,710
====================================================================================================================================
Liabilities and Stockholders' Equity (Deficit)
Current Liabilities
Accounts payable and accrued liabilities                           2,615,508               -                              2,615,508
Income taxes payable                                               2,671,261               -                              2,671,261
Other current liabilities                                          1,084,724         (84,724)                             1,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                          6,371,493         (84,724)                             6,286,769
Exchangeable shares                                               13,102,965               -                             13,102,965
Special warrants                                                  18,759,033               -                             18,759,033
Asset retirement obligations                                         326,614         (63,159)                               263,455
Deferred income taxes                                              3,720,926               -     a)    (196,766)          3,524,160
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                 42,281,031        (147,883)          (196,766)         41,936,382
------------------------------------------------------------------------------------------------------------------------------------
Non-controlling interest                                             722,689               -                                722,689

Stockholders' Equity (Deficit)

Class A Preferred Voting stock; 1 share authorized
1 share issued and outstanding                                             -               -                                      -

Class B Preferred Voting stock; 10,000 shares authorized
1 share issued and outstanding                                             -               -                                      -

Common stock; 25,000,000 shares authorized
20,239,774 issued and outstanding                                     20,240               -                                 20,240

Additional paid-in capital                                         9,462,763               -                              9,462,763
Stock subscriptions receivable                                      (117,790)              -                               (117,790)
Accumulated other comprehensive (loss) income                        (68,175)              -                                (68,175)
Retained earnings                                                  6,268,273      (3,326,438)    a)     196,766           3,138,601
------------------------------------------------------------------------------------------------------------------------------------
Total Stockholders' Equity                                        15,565,311      (3,326,438)           196,766          12,435,639
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity (Deficit)              58,569,031      (3,474,321)                 -          55,094,710
====================================================================================================================================

         The accompanying notes are an integral part of these pro forma consolidated financial statements

Patch International Inc.
Pro Forma Consolidated Statement of Operations
(expressed in U.S. dollars)
(Unaudited)

                                                          Patch                         Great
                                                      International     Damascus       Northern
                                                          Inc.         Energy Inc.   Disposition
                                                      For the Year    From December  For the Year                        Pro Forma
                                                          Ended        1, 2005 to        Ended                         Consolidated
                                                         May 31,         May 31,        May 31,       Pro Forma        Statement of
                                                          2006            2006           2006        Adjustments        Operations
------------------------------------------------------------------------------------------------------------------------------------
                                                            $               $              $               $                  $
                                                                                         Note 4

Revenue
   Oil and gas                                            178,594              -        (178,594)               -                 -
------------------------------------------------------------------------------------------------------------------------------------
                                                          178,594                       (178,594)               -                 -
------------------------------------------------------------------------------------------------------------------------------------

Expenses
   Compensation                                                 -        516,339               -                -           516,339
   Consulting                                             848,681              -               -                -           848,681
   Depletion, depreciation, impairment and accretion      265,756              -        (265,756)               -                 -
   General and administrative                             230,471             58               -                -           230,529
   Investor relations and marketing                       477,514              -               -                -           477,514
   Foreign exchange loss (gain)                           (42,820)           994               -                -           (41,826)
   Oil and gas production, royalties and other             56,851              -         (56,851)               -                 -
   Professional fees                                      211,867              -               -                -           211,867
   Management fees                                        198,677              -               -                -           198,677
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                2,246,997        517,391        (322,607)               -         2,441,781
------------------------------------------------------------------------------------------------------------------------------------
Operating Loss                                         (2,068,403)      (517,391)        144,013                -        (2,441,781)
------------------------------------------------------------------------------------------------------------------------------------
Other Income
   Gain on sale of available-for-sale securities        6,962,937              -               -                -         6,962,937
   Loss on sale of oil and gas assets                           -              -      (3,326,438)               -        (3,326,438)
   Other miscellaneous income                             198,821          8,754               -                -           207,575
------------------------------------------------------------------------------------------------------------------------------------
Total Other Income                                      7,161,758          8,754      (3,326,438)               -         3,844,074
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes                       5,093,355       (508,637)     (3,182,425)               -         1,402,293
Provision For Income Taxes                             (2,406,243)             -               -                -        (2,406,243)
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                       2,687,112       (508,637)     (3,182,425)               -        (1,003,950)
====================================================================================================================================

        Net Income (loss) per share

            Basic                                           $0.19                                                            ($0.07)
            Diluted                                         $0.19                                                            ($0.04)

        Weighted Average Number Of Common Stock
        Outstanding

            Basic                                      13,852,000                                                        13,852,000
            Diluted                                    14,506,000                                                        23,932,489

         The accompanying notes are an integral part of these pro forma consolidated financial statements
                                       F-2

Patch International Inc.
Pro Forma Consolidated Statement of Operations
(expressed in U.S. dollars)
(Unaudited)

                                                          Patch                         Great
                                                      International     Damascus       Northern
                                                          Inc.         Energy Inc.   Disposition
                                                      For the Nine     From June 1    For the Nine                        Pro Forma
                                                      Months Ended       2006 to      Months Ended                     Consolidated
                                                      February 28,     December 15,   February 28,    Pro Forma        Statement of
                                                          2007            2006           2007        Adjustments        Operations
------------------------------------------------------------------------------------------------------------------------------------
                                                            $               $              $               $                  $
                                                                                         Note 4
Revenue
   Oil and gas                                            100,319         18,795        (119,114)               -                 -
------------------------------------------------------------------------------------------------------------------------------------
                                                          100,319         18,795        (119,114)               -                 -
------------------------------------------------------------------------------------------------------------------------------------

Expenses
   Depletion, depreciation, impairment and accretion       48,123              -         (48,123)               -                 -
   Dry hole costs                                       1,291,483        487,053               -                -         1,778,536
   Geological and geophysical costs                             -        206,147               -                -           206,147
   General and administrative                           4,387,829        477,477               -                -         4,865,306
   Oil and gas production, royalties and other             41,461              -         (41,461)               -                 -
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                5,768,896      1,170,677         (89,584)               -         6,849,989
------------------------------------------------------------------------------------------------------------------------------------

Other Income

   Interest and other                                     112,671         10,052               -                -           122,723
   Gain on sale of available-for-sale securities       13,684,318              -               -                -        13,684,318
   Loss on sale of oil and gas assets                           -              -      (3,326,438)               -        (3,326,438)
   Non-controlling interest in net gain                    23,649              -               -                -            23,649
------------------------------------------------------------------------------------------------------------------------------------
Total Other Income                                     13,820,638         10,052      (3,326,438)               -        10,504,252
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes                       8,152,061     (1,141,830)     (3,355,968)               -         3,654,263

Provision For Income Taxes
   Current                                             (2,671,261)             -               -                -        (2,671,261)
   Deferred                                              (196,766)             -         196,766                -                 -
------------------------------------------------------------------------------------------------------------------------------------
                                                       (2,868,027)             -         196,766                -        (2,671,261)
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                       5,284,034     (1,141,830)     (3,159,202)               -           983,002
====================================================================================================================================


   Net Income Per Share

      Basic                                                 $0.31                                                             $0.06
      Diluted                                               $0.31                                                             $0.04

   Weighted Average Number Of Common Stock
   Outstanding

      Basic                                            16,820,000                                                        16,820,000
      Diluted                                          16,856,000                                                        26,282,489

         The accompanying notes are an integral part of these pro forma consolidated financial statements
                                       F-3

Patch International Inc.
Notes to the Pro Forma Consolidated Financial Statements
(expressed in U.S. dollars)
(Unaudited)


1.   Basis of Presentation

     The unaudited pro forma consolidated balance sheet as of February 28, 2007, and the unaudited pro forma consolidated statement of operations for the nine-month period ended February 28, 2007 (the "pro forma consolidated financial statements") of Patch International Inc. ("the Company") are based on the Company's unaudited consolidated financial statements as of February 28, 2007 and on Damascus Energy Inc.'s ("Damascus") audited financial statements as of December 15, 2006.

     The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and the notes thereto of the Company for the year ended May 31, 2006 as included in the Company's Annual Form 10-KSB.

     The unaudited pro forma consolidated balance sheet gives effect to the acquisition of Damascus and the disposition to Great Northern Oilsands Inc. (as outlined in Note 3) as if they had occurred on February 28, 2007. The unaudited pro forma consolidated statements of operations give effect to the acquisition of Damascus as at December 1, 2005, the date of incorporation. The pro forma consolidated statement of operations is presented for the year-end May 31, 2006 and the nine month period ended February 28, 2007. These unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations which would have resulted if the combination and related transactions had actually occurred on those dates.


2. Acquisition of Damascus Energy Inc.

     The Company entered into a Share Exchange Agreement dated December 1, 2006 with Damascus, whereby the Company would acquire 100% of the issued and outstanding share capital of Damascus. The transaction closed on December 15, 2006, and is accounted for using the purchase method. Under the terms of the Share Exchange Agreement, because the Company did not have enough authorized shares to effect the transaction, Patch Energy Inc. ("Energy") (a wholly-owned subsidiary of the Company) acquired all of the issued and outstanding common shares of Damascus (18,852,978 common shares) in consideration for one share of Class A Preferred Voting Stock of the Company (the "Preferred Voting Share") and 9,426,489 shares of Series A Preferred Stock of Energy (the "Exchangeable Shares") that are exchangeable for 9,426,489 shares of the Company's common stock. The Preferred Voting Share entitles the holder to attend and vote at all meetings of holders of shares of common stock of the Company. The maximum number of votes attached to the Preferred Voting Share equals the number of shares of common stock of the Company into which the Energy Exchangeable Shares issued in conjunction with the Preferred Voting share are at that time outstanding are then exchangeable. The Exchangeable Shares will be exchanged when the Company has increased its authorized common stock. The shares were valued at $1.32, based upon the weighted average market price of the Company's common shares at the closing date of the transaction. The president of Damascus, who was also a director of Energy prior to the acquisition, was appointed to serve as a director of the Company. A director of Energy received $244,840 (CAD$283,019) in connection with the acquisition.

     The purchase price was allocated to the following assets and liabilities:


         Accounts receivable                                 $        279,368
         Oil and gas properties                                    23,475,628
         Accounts payable and accrued liabilities                  (7,597,054)
         Other current liabilities                                   (427,871)
         Asset retirement obligation                                  (73,534)
         Future income taxes                                       (3,213,572)
                                                             -----------------
         Paid by issuance of 9,426,489 shares of
         Series A preferred stock of Patch Energy Inc.,
         and 1 share of Class A preferred voting stock
         of Patch International Inc.                         $     12,442,965
                                                             =================


3. Disposition of various non-core assets to Great Northern Oilsands Inc.

     The Company entered into a letter agreement dated January 16, 2007 with Great Northern Oilsands Inc. ("Great Northern"), whereby the Company has agreed to sell various oil sands assets and conventional properties in Western Canada. The conventional oil and gas assets included all the conventional oil and gas interests held by Damascus Energy Inc. The transaction closed on March 8, 2007. The Company received cash and share consideration of approximately $2,584,200 (CAD$3,000,000) in total, of which management estimates CAD$800,000 was attributed to the sale of the Company's conventional oil and gas assets. As of February 28, 2007, the Company had received $84,724 (CAD$100,000) from Great Northern as a non-refundable deposit. The share consideration received was 1,000,000 Rule 144 restricted shares of Great Northern.

4.   Pro Forma Adjustments

     The unaudited pro forma consolidated financial statements include the following pro forma adjustments: a) To record the tax effect on the disposition to Great Northern Oilsands Inc.



5.    Pro Forma Share Capital

     The pro forma net income per share has been based on the following historical weighted average number of shares of Patch International Inc.

     --------------------------------------------------------------------------------------------------------------------
     Year ended May 31, 2006                                                                NUMBER OF SHARES
     --------------------------------------------------------------------------------------------------------------------
                                                                                            Basic                Diluted
     --------------------------------------------------------------------------------------------------------------------
     Weighted average shares outstanding as at May 31, 2006                             13,852,000             14,506,000
     --------------------------------------------------------------------------------------------------------------------
     Exchangeable shares issued on the acquisition of Damascus Energy Inc.                      --              9,426,489
     --------------------------------------------------------------------------------------------------------------------
     Pro forma weighted average shares                                                  13,852,000            23,932,489
     --------------------------------------------------------------------------------------------------------------------



     --------------------------------------------------------------------------------------------------------------------
     Nine months ended February 28, 2007                                                    NUMBER OF SHARES
     --------------------------------------------------------------------------------------------------------------------
                                                                                            Basic                Diluted
     --------------------------------------------------------------------------------------------------------------------
     Weighted average shares outstanding as at February 28, 2007                        16,820,000             16,856,000
     --------------------------------------------------------------------------------------------------------------------
     Exchangeable shares issued on the acquisition of Damascus Energy Inc.                     --               9,426,489
     --------------------------------------------------------------------------------------------------------------------
     Pro forma weighted average shares                                                  16,820,000             26,282,489
     --------------------------------------------------------------------------------------------------------------------






















                                      F-5